Diamond Hill Large Cap Concentrated ETF

Schedule of Investments

March 31, 2026 (Unaudited)

Common Stocks - 99.3%	Shares	Fair Value
Communication Services - 4.4%
Walt Disney Co. (The)	32,975	$3,178,131

Consumer Discretionary - 4.1%
Amazon.com, Inc. (a)	14,182	2,953,685

Consumer Staples - 9.5%
Colgate-Palmolive Co.	48,374	4,122,916
Sysco Corp.	39,316	2,804,410
		6,927,326
Energy - 6.6%
ConocoPhillips	36,547	4,824,204

Financials - 23.9%
American International Group, Inc.	67,588	5,085,997
Aon plc, Class A	12,616	4,072,193
Berkshire Hathaway, Inc., Class B (a)	10,323	4,946,782
Capital One Financial Corp.	17,786	3,244,700
		17,349,672
Health Care - 14.6%
Abbott Laboratories	39,501	4,055,568
Labcorp Holdings, Inc.	12,609	3,364,207
Zoetis, Inc.	26,830	3,171,574
		10,591,349
Industrials - 14.9%
Ferguson Enterprises, Inc.	12,347	2,880,061
Union Pacific Corp.	14,303	3,470,194
Waste Management, Inc.	19,575	4,498,139
		10,848,394
Information Technology - 12.8%
Microsoft Corp.	7,407	2,741,849
Salesforce, Inc.	16,251	3,033,574
Texas Instruments, Inc.	17,966	3,487,919
		9,263,342

Diamond Hill Large Cap Concentrated ETF

Schedule of Investments (Continued)

March 31, 2026 (Unaudited)

Common Stocks - 99.3% (Continued)	Shares	Fair Value
Materials - 4.1%
Martin Marietta Materials, Inc.	5,055	$2,975,777

Real Estate - 4.4%
SBA Communications Corp., Class A	18,624	3,205,377

Total Common Stocks (Cost $73,444,456)		$72,117,257

Registered Investment Companies - 1.0%	Shares	Fair Value
State Street Institutional US Government Money Market Fund - Premier Class, 3.60% (b) (Cost $731,798)	731,798	$731,798

Total Investment Securities - 100.3% (Cost $74,176,254)		$72,849,055

Liabilities in Excess of Other Assets - (0.3)%		(212,327)

Net Assets - 100.0%		$72,636,728

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of March 31, 2026.

plc -	Public Limited Company